EXHIBIT 16

                                POWER OF ATTORNEY

      Each person whose signature appears below on this Amendment to the Registration Statement hereby constitutes and appoints Paul A. Hilstad, Lawrence
H. Kaplan and Christina T. Simmons, each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement of each Fund enumerated on Exhibit A hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                      TITLE                           DATE

                                Chairman, President
/s/ ROBERT S. DOW               and Director/Trustee            March 8, 2001
-------------------------       ------------------------        ----------------
Robert S. Dow

/s/ THAYER BIGELOW              Director/Trustee                March 8, 2001
-------------------------       ------------------------        ----------------
E. Thayer Bigelow

/s/ WILLIAM H. T. BUSH          Director/Trustee                March 8, 2001
-------------------------       ------------------------        ----------------
William H. T. Bush

/s/ ROBERT B. CALHOUN           Director/Trustee                March 8, 2001
-------------------------       ------------------------        ----------------
Robert B. Calhoun

/s/ STEWART S. DIXON            Director/Trustee                March 8, 2001
-------------------------       ------------------------        ----------------
Stewart S. Dixon

/s/ FRANKLIN W. HOBBS           Director/Trustee                March 15, 2001
-------------------------       ------------------------        ----------------
Franklin W. Hobbs

/s/ ALAN MACDONALD              Director/Trustee                March 8, 2001
-------------------------       ------------------------        ----------------
C. Alan MacDonald

/s/ THOMAS J. NEFF              Director/Trustee                March 8, 2001
-------------------------       ------------------------        ----------------
Thomas J. Neff